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                                                                   EXHIBIT 10.36


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                     THE 2000 KMOC EMPLOYEES TRUST AGREEMENT

                                   DATED AS OF
                                NOVEMBER 29, 2000

                                 BY AND BETWEEN

                        KHANTY MANSIYSK OIL CORPORATION,
                                   AS GRANTOR,

                                       AND

                               JOHN B. FITZGIBBONS
                                       AND
                                 ANDY W. MORGAN,
                                   AS TRUSTEES

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                                TABLE OF CONTENTS

                                                                 PAGE

ARTICLE I         CREATION OF TRUST; DEFINED TERMS.................1

ARTICLE II        FAMILY MEMBERS...................................1

ARTICLE III       TRUST FOR THE BENEFICIARY........................1

ARTICLE IV        TRUST FOR SPOUSE.................................2

ARTICLE V         TRUST FOR DESCENDANTS............................2

ARTICLE VI        TRUSTS FOR PARENTS...............................3

ARTICLE VII       REMOTE DISPOSITIONS..............................3

ARTICLE VIII      DEFINITIONS; CONSTRUCTION OF TERMS...............3

ARTICLE IX        ADMINISTRATION OF TRUST AGREEMENT................4

ARTICLE X         FIDUCIARY POWERS.................................6

ARTICLE XI        APPOINTMENT AND RESIGNATION OF TRUSTEES.........10

ARTICLE XII       DEATH TAXES.....................................12

ARTICLE XIII      IRREVOCABILITY; GOVERNING LAW...................12

ARTICLE XIV       COUNTERPARTS....................................13



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      TRUST AGREEMENT made as of the 29th day of November, 2000, by and among
KHANTY MANSIYSK OIL CORPORATION, a Delaware corporation (hereinafter referred to as the "Grantor"), and JOHN B. FITZGIBBONS, residing in the City, County and State of New York, and ANDY W. MORGAN residing in Queens County of New York City in the State of New York (hereinafter, along with any other trustees serving hereunder, referred to as the "Trustees").


                  ARTICLE I. CREATION OF TRUST; DEFINED TERMS


      A. TRANSFER OF INITIAL CONTRIBUTION. The Grantor hereby creates a separate trust for the benefit of each of the persons identified on Schedule A annexed hereto, each of whom is currently employed by the Grantor or a subsidiary of the Grantor, and may from time to time create a separate trust hereunder for other employees in the future. Each employee, with respect to the trust for his or her benefit and with respect to any trust hereunder for the benefit of his or her spouse, parent, sibling or descendant, shall be referred to herein as the "Beneficiary". The Grantor hereby transfers to the Trustees the Initial Contribution with respect to the trusts for each of the employees named above and may from time to time transfer in the future additional property to any one or more of such trusts established hereunder as it shall determine in its sole discretion. The Trustees accept and acknowledge receipt of the Initial Contribution, and agree to hold the Initial Contribution and all additional property transferred to them in trust, and to invest, manage and distribute such property in accordance with the provisions of this trust agreement (this "Agreement").

      B. IDENTIFICATION OF TRUST AGREEMENT. This Agreement shall be known as "THE 2000 KMOC EMPLOYEES TRUST AGREEMENT" and the trusts created under Article III of this Agreement shall be known as "THE 2000 KMOC EMPLOYEES TRUST f/b/o" followed by the name of the employee who is the Beneficiary thereof.

      C. CAPITALIZED TERMS. Capitalized terms are defined in Article VIII unless otherwise defined where they first appear.


                           ARTICLE II. FAMILY MEMBERS

      A. REFERENCES TO CHILDREN. References to a Beneficiary's children shall include any child of the Beneficiary who is living at the date of this Agreement and any other child who may hereafter be born to or adopted by the Beneficiary.

      B. REFERENCES TO SPOUSE. References to the Beneficiary's spouse shall be to the person who is married to and living with the Beneficiary (disregarding separations attributable to illness or reasons other than marital discord) at the time such provision is applicable or at the death of the first of them to die, as the case may be.



                     ARTICLE III. TRUST FOR THE BENEFICIARY


      A. LIFETIME TRUST. During the life of the Beneficiary the Trustees shall distribute to the Beneficiary so much of the net income and principal as the Trustees in their sole discretion shall determine. This trust may be referred to as the "Lifetime Trust."

      B. DISPOSITION AT DEATH. Upon the death of the Beneficiary, the Lifetime Trust shall terminate and the remaining principal shall be distributed to such one or more of the Beneficiary's parents, spouse and descendants as the Trustees in their sole discretion shall determine; provided, however, that any such distributions shall be held in accordance with Articles IV, V or VI of this Agreement, as the case may be. It is the


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Grantor's desire, but not its direction, that any written instrument filed with the Trustees setting forth the Beneficiary's wishes with respect to the distribution of the remaining trust principal be given consideration by the Trustees prior to making any distributions on termination of such trust, but shall in no way be binding upon the Trustees in the exercise of their discretion.



                          ARTICLE IV. TRUST FOR SPOUSE

      All property distributed under this Agreement to the spouse of the Beneficiary (the "Spouse") shall be held in trust upon the following terms:

      A. DURING THE LIFE OF THE SPOUSE. During the life of the Spouse, the Trustees shall distribute to the spouse of the Beneficiary so much of the net income and principal as the Trustees in their sole discretion shall determine.

      B. UPON THE DEATH OF THE SPOUSE. Upon the death of the Spouse, the trust shall terminate and the Trustees shall distribute the remaining principal to such one or more of the Beneficiary's parents and descendants as the Trustees in their sole discretion shall determine; provided, however, that any such distributions shall be held in accordance with Articles V or VI of this Agreement, as the case may be. It is the Grantor's desire, but not its direction, that any written instrument filed with the Trustees setting forth the Beneficiary's wishes with respect to the distribution of the remaining trust principal be given consideration by the Trustees prior to making any distributions on termination of such trust, but shall in no way be binding upon the Trustees in the exercise of their discretion.


                        ARTICLE V. TRUST FOR DESCENDANTS

      All property distributed under this Agreement to a descendant of a Beneficiary (the "Descendant") shall be held in trust upon the following terms:

      A. DURING THE LIFE OF THE DESCENDANT. During the life of the Descendant, the Trustees shall distribute to the Descendant so much of the net income and principal as the Trustees in their sole discretion shall determine; provided, however, that the Trustees shall have the discretion to distribute the entire principal to the Descendant at any time after the Descendant attains the age of twenty-one (21) years if the Trustees determine that such distribution would be in the best interests of the Descendant.

      B. UPON THE DEATH OF THE DESCENDANT. Upon the death of the Descendant, the trust shall terminate and the Trustees shall distribute the remaining principal to such one or more of the Beneficiary's parents, spouse and descendants as the Trustees in their sole discretion shall determine; provided, however, that any such distributions shall be held in accordance with Articles IV, V or VI of this Agreement, as the case may be. It is the Grantor's desire, but not its direction, that any written instrument filed with the Trustees setting forth the Beneficiary's wishes with respect to the distribution of the remaining trust principal be given consideration by the Trustees prior to making any distributions on termination of such trust, but shall in no way be binding upon the Trustees in the exercise of their discretion.

      C. APPLICATION OF RULE AGAINST PERPETUITIES. Notwithstanding any contrary provision of this Agreement:

         (1) Each trust shall terminate no later than the expiration of the longest period that property may be held in trust under the law of the jurisdiction governing such trust (including any applicable term of years), provided that if the jurisdiction has a rule against perpetuities that applies only to certain types of property (such as, for example, real property), the provisions of this Paragraph C shall apply only to such property. If under the law of such jurisdiction the longest period that property may be held in trust may be determined with reference



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to the death of the last survivor of a class of persons living at the date of this Agreement, that class shall consist of the issue of all of the Beneficiaries' parents who were living at the date of this Agreement.

         (2) Upon termination of a trust pursuant to this Paragraph C, the Trustees shall pay the remaining principal outright to the Descendant.


                         ARTICLE VI. TRUSTS FOR PARENTS

      All property distributable to a parent of the Beneficiary (the "Parent") shall be held in trust upon the following terms:

      A. DURING THE LIFE OF THE PARENT. During the life of the Parent, the Trustees shall distribute to the Parent so much of the net income and principal as the Trustees in their sole discretion shall determine.

      B. UPON THE DEATH OF THE PARENT OF A BENEFICIARY. Upon the death of the Parent, the trust shall terminate and the Trustees shall distribute the remaining principal to such one or more of the Beneficiary's spouse and descendants as the Trustees in their sole discretion shall determine; provided, however, that any such distributions shall be held in accordance with Articles IV and V of this Agreement, as the case may be. It is the Grantor's desire, but not its direction, that any written instrument filed with the Trustees setting forth the Beneficiary's wishes with respect to the distribution of the remaining trust principal be given consideration by the Trustees prior to making any distributions on termination of such trust, but shall in no way be binding upon the Trustees in the exercise of their discretion.


                        ARTICLE VII. REMOTE DISPOSITIONS

      REMOTE DISPOSITION. Upon the death of any person for whom a trust is then in existence, if the remaining principal of his or her trust is not effectively disposed of under the other provisions of this Agreement (including if the Trustees shall determine not to exercise their discretionary power to distribute the property among such of the Beneficiary's spouse, parents, siblings and descendants as are then living), such property shall be paid to such person or persons who would have taken and in the amounts or proportions in which they would have taken had the Beneficiary (for whom or for whose spouse, parent or descendant such trust was established) then died interstate and a domiciliary of the State of New York leaving such property and no other.


                ARTICLE VIII. DEFINITIONS; CONSTRUCTION OF TERMS

      A. DEFINED TERMS. Unless specifically provided otherwise, the following definitions (with respect to both capitalized and non-capitalized terms) shall apply for all purposes of this Agreement:

         (1)   "ARTICLE": the specified article of this Agreement.

         (2) "CHILD," "CHILDREN," "DESCENDANTS" and "ISSUE" (and words of similar import): persons who are descended from the designated ancestor genetically or by legal adoption, provided that:

               (a) a person legally adopted after attaining the age of eighteen
      (18) years and such person's descendants (whether genetic or legally adopted) shall be deemed not to be issue of the adoptive parent or parents;

               (b) a person legally adopted prior to attaining the age of eighteen (18) years in a proceeding which terminated the parental rights of a genetic parent shall be deemed not to be the issue of any such genetic parent who consented to the adoption;



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               (c) a person born out of wedlock and such person's descendants
      (whether genetic or legally adopted) shall be deemed not to be issue of such person's father unless such father has voluntarily acknowledged paternity in a signed instrument filed with any court or governmental agency or has otherwise openly and notoriously acknowledged the child as his own; and

               (d) a person born as a result of artificial insemination, in vitro fertilization or other medical intervention shall be deemed to be a genetic descendant of the woman (other than a woman who was contractually serving as a surrogate mother) who gave birth to such person (the "birth mother") and the husband of the birth mother at the time such person was conceived or implanted, unless there is clear and convincing evidence that the husband withheld consent to the medical intervention and did not subsequently voluntarily acknowledge paternity.

            In the event of any question as to whether a birth mother's husband withheld consent to a medical intervention for purposes of subparagraph (2)(d) of this Paragraph A, or paternity has been voluntarily acknowledged for purposes of subparagraphs (2)(c) or (2)(d) of this Paragraph A, the determination of the Trustees (other than the birth mother or the putative father) shall be binding on all persons interested in the trusts hereunder and on all persons claiming to be so interested.

            (3) "DEATH TAXES": all estate, inheritance, generation-skipping transfer taxes, transfer, succession and other death taxes, together with any interest and penalties thereon, imposed by any jurisdiction by reason of a person's death.

            (4) "EXECUTORS": the executors, personal representatives, administrators of a person's Will or other legal representative of a person's estate and successors thereto, whether domiciliary or ancillary, serving at any time. References to a person's executors and any pronoun referring thereto shall be construed in the singular or plural, as appropriate, and in the appropriate gender.

            (5) "INITIAL CONTRIBUTION": the property described on Schedule A annexed hereto.

      B.    CONSTRUCTION OF TERMS. In construing this Agreement:

            (1) If any beneficiary (other than a Beneficiary) dies within ninety
(90) days after the date on which he or she becomes entitled to any property interest under this Agreement (whether outright or in trust), such beneficiary shall be deemed to have died prior to such date.

            (2) Property payable to a person's then living issue shall be paid to such issue "PER stripes," that is, such property shall require primary division into equal shares for the children of that individual (who are either living or represented by living issue) whether or not there actually is a living child of that individual.

            (3) References to the Trustees and any pronoun referring thereto shall be construed in the singular or plural, as appropriate, and in the appropriate gender.

      C. TITLES. Titles in this Agreement are solely for convenience of reference and shall not affect the construction of any provision of this Agreement.



                 ARTICLE IX. ADMINISTRATION OF TRUST AGREEMENT

      A. GENERAL ADMINISTRATIVE PROVISIONS. In the administration of all trusts:

            (1) Whenever the Trustees are directed or authorized to pay the income or principal of any trust, the duty or power to pay the same to a beneficiary shall include the power to apply the same for the benefit of the beneficiary.



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            (2)   The Trustees may act primarily in the interests of the current beneficiary (even to the extent of distributing the entire principal, thereby terminating the trust) and without regard to the interests of subsequent beneficiaries or remainder men or any rules of trust law which may require impartiality as among such interests, and the interests of all subsequent beneficiaries or remainder men are subordinate to the exercise of such powers. The Trustees may, but shall not be required to, inquire into or take into account the other income or resources of any beneficiary or the obligation of any person to support any beneficiary.

            (3) Any net income of any trust which is not distributed within sixty-five (65) days after the close of the taxable year of the trust shall be added to principal.

            (4) In applying income or principal for a beneficiary under the age of twenty-one (21) years, the Trustees may take into consideration that such beneficiary may be a financial burden to his or her guardian or parent or the person with whom he or she may be living, and accordingly, may pay from such beneficiary's trust an appropriate share of the expenses of the guardian, parent, or other person in maintaining the home in which the beneficiary and any other persons reside and other related expenses.

            (5) If the aggregate value of the principal and accrued and undistributed income of any trust is at any time of such a modest amount that the continued administration of the trust is not in the opinion of the Trustees economically reasonable, the Trustees, in their discretion, may terminate such trust and distribute the remaining principal and income to the current income beneficiary.

            (6) Notwithstanding any contrary provision of this Agreement, no discretionary payments of income or principal shall be used to pay, defray or reimburse any expense paid or payable by any governmental agency or charitable institution for the support of any beneficiary, and the Trustees shall not be compelled to pay, defray or reimburse any such expense. If, during the term of the trust, the beneficiary is institutionalized in a facility operated by or with or reimbursed by or with the funds of any governmental agency, or if public funds are available for the care of or for payments and services to the beneficiary, then no discretionary payments of income or principal shall be paid or applied to or for the benefit of the beneficiary, except for those comforts and luxuries not otherwise provided by any publicly funded program or from any other source, public or private, and no court shall have the authority to direct payments of income or principal to or for the benefit of the beneficiary.

            (7) Whenever the Trustees pay the remaining principal upon termination of any trust, such principal may be paid in cash or distributed in kind and shall also include all accumulated, undistributed and accrued income thereon.

            (8) The Trustees may continue to exercise all the powers and authority conferred by this Agreement with respect to any trust for a reasonable period after the termination thereof and until completion of distribution of the assets of the trust.



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            B.    DIVISION OF TRUSTS GENERALLY. If the Trustees so determine, the Trustees shall hold any property immediately upon receipt in a separate trust, or shall divide any property held in trust (including any terminating trust) or directed to be held in trust (whether or not immediately upon receipt) into two or more separate trusts of equal or unequal value, each of which shall be held as a separate trust, provided that Trustees' commissions shall be determined as if all property held in such separate trusts from time to time constituted a single trust, and such commissions shall be allocated proportionately among such separate trusts.

            C. INTERESTS NOT TRANSFERABLE OR SUBJECT TO CREDITORS' CLAIMS. No trust beneficiary shall have any right or power to anticipate, pledge, assign, sell, transfer, alienate or in any other manner encumber his or her interest in income or principal, nor shall any trust hereunder become liable for any indebtedness of the beneficiary or be subject to any legal process, bankruptcy proceeding or the claims, interference or control of the creditors of such beneficiary.


                          ARTICLE X. FIDUCIARY POWERS


            A. GENERAL POWERS OF TRUSTEES. The Trustees shall have all powers and discretion conferred generally upon trustees under the laws of the State of New York. Without limiting the foregoing, the Trustees are also authorized, in their discretion:

                  (1) To retain for such period of time as they deem advisable any property in the form received by them and successive interests received on account thereof, including the stock of any corporate fiduciary acting hereunder, without liability for decrease in value; and to acquire by purchase, by exercise of options, or otherwise, and to retain for so long as they deem advisable any kind of realty and personalty, including balances in savings accounts, stock of any class, bonds or unsecured obligations (producing taxable or tax-exempt income), options, interests in investment trusts and discretionary common trust funds, and limited liability and limited partnership interests, and metals, precious and semi-precious stones, coins, stamps, fine arts, and term interests, life estates, remainder interests and other similar types of limited interests, all without diversification as to kind or amount and without being restricted by any statute or rule of law concerning fiduciary investments and even though such investment is non-income producing or of a wasting asset nature, and even though any trust may be invested entirely or primarily in one investment or one type of investment;

                  (2) To manage, maintain, insure, repair, alter, improve, develop, subdivide, partition or otherwise deal in or with or abandon any real or personal property or any interest therein;

                  (3) To sell (at public or private sale), mortgage, exchange, grant options to purchase, lease or otherwise dispose of any real or other property or any interest therein, at such times, in such manner and upon such terms and conditions (including, without limitation, for cash or on credit or both, and for a term, whether or not such term extends beyond the anticipated period of administration of any trust or any period fixed by law) as the Trustees determine;

                  (4) To consent to the subordination, modification, renewal or extension of any note, bond, mortgage, open account indebtedness or other obligation, whether or not secured or evidenced by any writing; and to foreclose or otherwise deal with mortgages or to continue mortgage investments and to use other assets to protect any investment in any property, whether represented by note, bond, mortgage, other obligation or otherwise;

                  (5) To vote by discretionary proxy or otherwise, and to become parties to any voting trust agreement whether or not extending beyond the anticipated period of administration of any trust or any term fixed by law, and to assent to, participate in or oppose any type of reorganization, readjustment, re-capitalization, consolidation, merger, dissolution of or other action in connection with any corporation or other entity (including, without limitation, delegating discretionary powers to and depositing property with any committee and paying any assessments or other expenses);



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                  (6)   To borrow money without personal liability therefore
from one or more of themselves or others for any and all purposes of any trust, and to pay all expenses incurred in connection with any borrowing, and to secure payment (including payment to one or more of themselves) by bond or mortgage, pledge or hypothecation, all upon such terms and conditions as they determine, including, without limitation, in the case of a borrowing from themselves in their individual capacities, at then prevailing rates of interest and with such security as shall conform with then prevailing commercial practice;

                  (7) To lend money upon such terms as they deem advisable or appropriate in the overall best interests of the current beneficiary to the income beneficiary of any trust or to others, at rates of interest and with such security as conform with the then prevailing commercial practice, provided that the Trustees shall not lend money to one or more of themselves in their individual capacities, to any entity in which any one of them is an interested party, or to the spouse or issue of any Trustee;

                  (8) To exercise any of their powers under this Agreement with any one or more of themselves or others acting with respect to any other trust hereunder;

                  (9) To employ and consult with investment and legal counsel, brokers, depositories, accountants, custodians and such other agents as they deem advisable (irrespective of whether any such person or entity shall be affiliated with the Trustee, and even if the Trustee shall be a partner, stockholder, officer, director, or corporate affiliate of or shall have any interest in such entity), and to charge the compensation of all such agents, as well as other expenses and charges, against the principal (or, if appropriate, income) of any trust or trusts, and to apportion such compensation, expenses and charges among such trusts without reducing the commissions otherwise payable to them as Trustees; and, to the extent permitted by law, to delegate discretionary powers to and rely on information or advice furnished by any such investment or legal counsel, accountants or custodians;

                  (10) To register any property in the name of their nominee, including the nominee of any corporate fiduciary, or to hold the same unregistered or in such other form that title passes by delivery;

                  (11) To hold the principal and income of any trusts or shares hereunder in a consolidated fund, invested IN SOLID, in which the separate and distinct trusts and shares shall have undivided interests;

                  (12) To divide property into shares and to distribute property in kind, or partly in cash and partly in kind, and to effect such division and distribution in whole or in part by allocating to each share or distribution an undivided interest in any asset held, or by allocating certain assets to certain shares or distributions, and other assets to other shares or distributions, on a non-pro rata or disproportionate basis or otherwise, irrespective of the amount of unrealized appreciation or depreciation for capital gain or loss purposes of each asset thus sold, exchanged or allocated, without adjustment in the amount of any share or distribution by reason of any difference in the income tax bases of the assets thus allocated to such shares or distributions, and to elect or not to elect to recognize gain on any such distribution, and such divisions, allocations, distributions and elections shall be binding and conclusive on all persons interested in the trusts hereunder;

                  (13) To determine the time and circumstances, if any, for the payment of any estimated income tax with respect to the income of any trust and, in the discretion of the Trustees, to determine to elect or not to elect to treat any portion of such estimated payment as a payment made by the beneficiaries of such trust;

                  (14) To pay any and all expenses, costs, fees or other proper charges of any trust; and the right of any beneficiary to income or principal shall be subject to the deductions that the Trustees may make against the same;

                  (15) To make payments or distributions on account of the dispositions hereunder, subject to adjustment and on the basis of estimates, pending the final determination of the taxes due at or imposed by reason of a beneficiary's death;



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                  (16)  To compromise, contest, prosecute or abandon any claim of whatever nature, whether asserted against the trust or trust assets or held by the Trustees; and

                  (17) Generally, to exercise for the benefit of any trust and any property constituting a part thereof all rights, powers and privileges of every nature that may be exercised by one owning such property absolutely and in his or her own right and without being limited in any way by the rights, powers and privileges specifically granted in this Agreement; and in connection with the exercise of any such rights, powers and privileges, whether or not the same be specifically mentioned herein, to enter into such contracts, to execute such written instruments, and to include therein such covenants, terms and conditions as they determine and to do any and all such other acts as they determine to effectuate all rights, powers and privileges conferred upon them.


            B. EXTRAORDINARY POWERS. Within the broad scope of investment powers conferred upon the Trustees under Paragraph A of this Article, the Trustees shall have the following investment powers, authority and discretion:

                  (1) To engage in transactions involving so-called "short sales" and to purchase securities on margin and to maintain margin accounts for such purposes, which margin accounts may be with one or more individuals, firms, associations, banks, stock brokerage firms or corporations, and to conduct such transactions in such accounts and to pledge or hypothecate all or any portion of the principal of the trusts as security for the payment of the debit balances in such accounts, on such terms and conditions as the Trustees, in their discretion, determine;

                  (2) To hold, purchase, sell and trade, without limitation, futures, options on futures, exchange listed and over-the-counter put and call options on securities, equity indices, commodities and currencies and to enter into such contracts whether or not the securities, commodities, equity indices, currencies or other instruments underlying such contracts are owned by the trust at the time of such purchase or sale or, in the case of options, at any time during the option exercise period, for such duration and upon such other terms as the Trustees, in their discretion, determine, and, in the case of options, to exercise any such option at such time or times, or to refrain from exercising any such option even if such action will result in the entire loss of the premium paid for such option, as the Trustees, in their discretion, determine. Any premium received by the Trustees with respect to any option granted by them shall be income of the trust; and

                  (3) To enter into contracts with one or more individuals, stock brokerage firms, associations or corporations in such form as the Trustees, in their discretion, determine, including, but not limited to, contracts for the furnishing of investment advisory services and contracts for opening discretionary accounts, granting to such individuals, firms, associations or corporations the authority to purchase, sell and otherwise deal in securities and commodities and to pay the regular commissions or other compensation of such individuals, firms, associations or corporations for such investment advisory services and brokerage services out of the income or principal of the trusts as the Trustees, in their discretion, determine, all without affecting the Trustees' primary responsibility for investments.

      C.    DISTRIBUTIONS OF PROPERTY. As to all distributions under this
Agreement:

            (1) When property is payable to a person under the age of twenty-one (21) years or under another legal disability, the Trustees are authorized, in their discretion, to pay the same to such person (notwithstanding his or her age or legal disability), or to the guardian of his or her person or property, or his or her committee, conservator or other like fiduciary, wherever appointed, or without the intervention of such fiduciary, to any adult with whom such person resides, but for such person's sole benefit, or to a custodian (selected by the Trustees) for such person under the Uniform Transfers to Minors Act or other comparable law of any jurisdiction (until the maximum age permitted under applicable law) (provided that no custodian shall make any payment out of such property that satisfies any portion of such custodian's individual legal obligation of support, and any custodian having such an obligation shall agree to this provision before receiving any property).



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            (2)   The written receipt of any person to whom property is paid pursuant to any provision of this Agreement or the cancelled check or other evidence of the application of any amount by the Trustees for the benefit of any beneficiary shall be a full discharge to the Trustees for any amount so paid or applied and from further accountability therefore and the Trustees shall not be required to see to the use or application thereof by any beneficiary or recipient.

            (3) Anything herein to the contrary notwithstanding, the Trustees in their sole discretion shall have the power to distribute any part or all of any trust held hereunder to any charitable organization, as they shall select.

      D. RESTRICTIONS OF FIDUCIARY POWERS. Notwithstanding any contrary provision of this Agreement, no Trustee shall exercise any discretion:

            (1) To pay income or principal of a trust of which such Trustee is a beneficiary to himself or herself;

            (2) To pay income or principal to any other beneficiary of a trust of which such Trustee is a current or successor income beneficiary or a presumptive remainder man; or

            (3) To pay or loan income or principal of any trust in discharge of any of such Trustee's individual legal obligations, including obligations of support.

      E. MISCELLANEOUS PROVISIONS CONCERNING TRUSTEES. The following additional provisions shall apply to the Trustees:

            (1) Each Trustee (whether or not originally appointed hereunder) shall have the same rights, powers, duties and privileges, whether or not discretionary, except as to any right, power, duty or privilege expressly withheld from any such Trustee by law, by any provision of this Agreement or by any instrument appointing such Trustee, and except as to any right, power, duty or privilege expressly conferred upon a designated class of Trustees by any provision of this Agreement, which right, power, duty or privilege shall not be exercisable by a Trustee not within the class.

            (2) No Trustee, whether named herein or otherwise designated or appointed, shall be required to give any bond or security in any court or jurisdiction.

            (3) Whenever the Grantor confers any discretion upon the Trustees without mandating that they act, the Trustees' determination as to the extent to which such discretion is exercised shall be conclusive on all persons interested in the trusts.

            (4) The rights, powers and privileges conferred upon the Trustees are in addition to and not by way of limitation of the rights, powers and privileges conferred by law and may be exercised without the authorization of any court.

            (5) Any individual Trustee may delegate any or all of his or her rights, powers, duties and privileges, whether or not discretionary, to the other then acting Trustee or Trustees (except as to matters involving any right, power, duty or privilege withheld from or not conferred upon such other Trustee by law, by any provision of this Agreement or by any instrument appointing such Trustee) by delivering an instrument, signed and acknowledged, to the appropriate effect to such other Trustees, provided that any such instrument shall be revocable at any time.

            (6) Each individual Trustee shall be deemed not to have special investment skills, whether or not such Trustee has such skills, unless the instrument appointing such Trustee specifically provides to the contrary.

            (7) If the Trustees disagree as to any matter when more than two of them are authorized to act, a decision shall be made by the majority of the Trustees who are not precluded by law or by this Agreement from acting. Notwithstanding the foregoing, ministerial duties and decisions of the Trustees, if more than one is serving (including, but not limited to, the signing of checks, the execution of brokerage agreements relating to securities, and similar transactions), may be executed by any one Trustee.

            (8) A dissenting Trustee (or a Trustee who is prohibited by law or by the provisions of this Agreement from participating in a particular action or decision of the Trustees) shall not be liable or accountable for the actions or decisions of the Trustees, even if the dissenting (or prohibited, as the case may be) Trustee is required to perform ministerial acts in order to carry out a decision of the other Trustees.

      F. PERSONS DEALING WITH TRUSTEES. With respect to persons dealing with the Trustees:

            (1) Anyone may rely upon a copy of this Agreement and of any other document required by this Agreement to be in writing, which is certified by any Trustee to be a full and complete copy of this Agreement or of such document, to the same effect as if such copy were the original. Anyone may rely upon any statement of fact certified by any Trustee.

            (2) No person or corporation dealing with the Trustees in any transaction affecting any trust hereunder shall be required to inquire or investigate into the Trustees' authority for entering into such transaction or to see to the application made by the Trustees of the proceeds of any such transaction.

      G. EXONERATION OF TRUSTEES. So long as they have acted in good faith and with reasonable care, diligence and prudence, the Trustees are hereby exonerated from any individual responsibility or liability to any person interested in the trusts hereunder for any loss or lack of benefit that may occur to any property passing under this Agreement or otherwise, or result by reason of the Trustees having exercised or not exercised the powers, discretion and authority granted under this Agreement or conferred by law.

      H. NOTICE OF EVENT AFFECTING PAYMENT OR DISTRIBUTION. Until the Trustees receive written notice of any birth, marriage, death or other event upon which the right to payment or distribution may depend, the Trustees shall incur no liability to any person whose interest may have been affected by that event for any payment or distribution in good faith made or not made.

      I. INDEMNIFICATION. The Grantor hereby agrees to indemnify the Trustees for, and to hold them harmless against, any loss, liability, tax or expense incurred, arising out of or in connection with their entering into this Agreement and carrying out the duties as Trustees hereunder. The indemnity provided hereunder shall survive the termination of this Agreement and any trust established hereunder.


              ARTICLE XI. APPOINTMENT AND RESIGNATION OF TRUSTEES

      A.    APPOINTMENT OF SUCCESSOR TRUSTEES.

            (1) The Trustees at any time acting hereunder are authorized, in their discretion:

                  (a) to appoint one or more individuals or a bank or trust company (incorporated under the laws of any jurisdiction) as additional or successor Trustees to serve with or after any Trustee upon any contingency. This shall be a continuing power in any such person at any time acting hereunder; and

                  (b) to establish the order of succession and to revoke any such appointment until, by its terms, it is effective, whether or not he, she or they made any such appointment.

                  (2) Any appointment or revocation pursuant to this Paragraph A shall be made by a written instrument, duly signed and acknowledged, and filed with the records of the trust to which such appointment or revocation relates.

      B. REMOVAL OF TRUSTEES. From time to time and with or without cause, the Grantor, acting by resolution of its board of directors, may remove any Trustee of a specified trust and appoint a successor Trustee who is not then a descendant of the parents of the Beneficiary.

      C. QUALIFICATION OF SUCCESSOR TRUSTEES. Any successor Trustee shall qualify to act when his, her or its appointment becomes effective by an instrument ("Acceptance of Trust") duly signed and acknowledged, and filed with the records of the trust. No successor Trustee shall be required to investigate or audit the accounts or acts of the prior Trustees or to take any action with respect thereto before qualifying or acting.

      D. RESIGNATION OF TRUSTEES. Any Trustee may resign at any time without court application or consent by delivering an instrument ("Resignation of Trustee"), signed and acknowledged, to a co-Trustee, if any, and to any successor, and by filing a copy of such instrument with the records of the trust, provided that the resignation of any Trustee acting alone shall be effective only upon the appointment and qualification of a successor Trustee.

      E. DELIVERY OF DOCUMENTS. A copy of any Acceptance of Trust or Resignation of Trustee shall be delivered to the current beneficiaries of the trust and to the legal representative or parent of any such beneficiary who is under a legal disability.

            (1) Delivery of any document under this Agreement may be made either by personal delivery or by depositing the same in the mails, postage prepaid, either registered or certified mail, return receipt requested, to the address that such person from time to time has specified in writing to the party effecting the delivery or, if none, to the person's last known address.

            (2) Any document required to be delivered to the Trustees shall be deemed delivered if delivered to any Trustee. Failure to deliver a copy of any instrument (which copy is intended to provide information and is not of substantive import) shall not affect or negate the effectiveness of such instrument, the original of which is appropriately delivered or disposed of, for its intended purpose.


     ARTICLE XII. COMPENSATION OF TRUSTEES; ACCOUNTING; SERVICE OF PROCESS

      A. COMPENSATION OF TRUSTEES. Each Trustee shall be entitled to reimbursement from the trust for his or her reasonable out-of-pocket expenses incurred in connection with his or her services in such capacity.

            (1)   The Trustees shall be compensated as follows:

                  (a) Any individual Trustee shall not be entitled to compensation for his or her services in such capacity; and

                  (b) Any corporate Trustee shall be entitled to compensation for its services as prescribed in its published rates, as from time to time in effect, unless different compensation has been provided for by written agreement between such corporate Trustee and the person appointing such Trustee or all trust beneficiaries who are not under a legal disability and the legal representative or parent of any such beneficiary under a legal disability.

      B. ACCOUNTING. Each Trustee is excused from the duty of rendering annual or other periodic accounts to any court, regardless of whether such duty is required by the laws of any jurisdiction affecting the trust. No Trustee shall be required to account in any court in the absence of a breach of trust. Notwithstanding the foregoing, the Trustees may have their account judicially settled at any time if they deem it advisable to do so. The

Trustees may also choose to effect a non-judicial settlement of their account by agreement. The written approval of all beneficiaries not under a legal disability (or of the legal representative of such of them as are under a legal disability) as to any matter relating to or arising in the course of the administration of any trust hereunder, whether such matter relates to an accounting or any action taken or omitted or proposed to be taken or omitted by the Trustees, shall be conclusive on all persons interested in the trusts hereunder, including those who are as yet unborn at the time of such written approval. For purposes of this Paragraph B, the term "Trustees" shall include any former Trustee or his, her or its legal representative or the executor of the estate of any deceased Trustee.

      C. SERVICE OF PROCESS. In any proceeding in which all persons interested in any trust are required to be served with process, where a person having an interest in the trust is under a disability and a party to the proceeding has the same interest as the person under a disability, it shall not be necessary to serve the person under a disability, unless, notwithstanding this provision, such service is required under local law.


                           ARTICLE XIII. DEATH TAXES

      A. TAX APPORTIONMENT. If any Death Taxes are imposed on the estate of any beneficiary of a trust hereunder by reason of property held in a trust hereunder, the Trustees shall pay from such trust its proportionate share of such Death Taxes, as determined under the law of the jurisdiction imposing such Death Tax.

      B. RELIANCE UPON BENEFICIARY'S EXECUTORS. The Trustees may rely on the determination of a beneficiary's executors as to the actual amount of any payment described in this Article and shall have no duty or responsibility to make any further inquiry or to take part in the determination of such taxes, and upon making such payments shall have no further liability or accountability to any person interested in the trusts hereunder.


                   ARTICLE XIV. IRREVOCABILITY; GOVERNING LAW

      A. TRUSTS IRREVOCABLE. This Agreement and the trusts hereunder shall be irrevocable. No one shall have the right or power in any capacity, whether alone or in conjunction with others, to alter, amend, revoke or terminate any trust or any terms of this Agreement, in whole or in part. Notwithstanding the foregoing, the Grantor shall have the power, by written instrument, which has been signed and acknowledged, to create a separate trust for the benefit of an employee for whom a trust has not previously been established hereunder. Upon written acceptance of the then acting Trustees, a trust for such employee shall be held pursuant to the terms of this Agreement.

      B. GOVERNING LAW. This Agreement and the trusts hereunder shall be construed, regulated and governed in all respects, not only as to administration but also as to validity and effect, by the laws of the State of New York.

      C.    CHANGE OF SITUS.

            (1) The Trustees, at any time and from time to time, in their discretion:

                  (a) May remove all or part of the assets to and hold and
            administer the same in any other jurisdiction;

                  (b) May change the situs of administration of any trust from one jurisdiction to another jurisdiction; and

                  (c) May elect that the law of such other jurisdiction shall thereafter govern the trust to such extent as may be necessary and appropriate, whereupon the courts of such other jurisdiction shall have the power to effectuate the purposes of this Agreement to such extent.

STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


      On this 29th day of November, 2000, before me personally appeared JOHN B FITZGIBBONS, who being by me duly sworn, did depose and say: that he is the President and Chief Executive Officer of KHANTY MANSIYSK OIL CORPORATION, the corporation mentioned and described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to the foregoing instrument is such corporate seal and that it was so affixed by order of the Board of Directors or other governing body of said corporation; and that he signed his name thereto by like order.


                                           ------------------------------
                                                      Notary Public
                                                          (SEAL)



STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


      On this 29th day of November, 2000, before me personally appeared JOHN B. FITZGIBBONS, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                           ------------------------------
                                                      Notary Public
                                                          (SEAL)




STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


      On this 29th day of November, 2000, before me personally appeared ANDY W. MORGAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                           ------------------------------
                                                      Notary Public
                                                          (SEAL)

                                   SCHEDULE A

                                       TO

                     THE 2000 KMOC EMPLOYEES TRUST AGREEMENT

    --------------------------------------------------------------------------------------
             EMPLOYEE                        INITIAL CONTRIBUTION
    --------------------------------------------------------------------------------------
    Baidak, Vera                Option to purchase 350 shares of common
                                stock in Khanty Mansiysk Oil Corporation,
                                subject to the terms of the applicable option
                                agreement pursuant to which each such option was
                                granted.

                                7 shares of common stock in Khanty Mansiysk Oil
                                Corporation subject to the terms of the
                                agreement pursuant to which such shares were transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------
    Gerasimchuk, Vladimir       Option to purchase 350 shares of common
                                stock in Khanty Mansiysk Oil Corporation,
                                subject to the terms of the applicable option
                                agreement pursuant to which each such option was
                                granted.

                                4 shares of common stock in Khanty Mansiysk Oil
                                Corporation subject to the terms of the
                                agreement pursuant to which such shares were transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------
    Khamidullina, Rima          20 shares of common stock in Khanty
                                Mansiysk Oil Corporation subject to the terms of
                                the agreement pursuant to which such shares were
                                transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------
    Khanutin, Gleb              10 shares of common stock in Khanty
                                Mansiysk Oil Corporation subject to the terms of
                                the agreement pursuant to which such shares were
                                transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------
    Kolesnikov, Eugeny          10 shares of common stock in Khanty
                                Mansiysk Oil Corporation subject to the terms of
                                the agreement pursuant to which such shares were
                                transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------
    Kononchuk, Sergey           Option to purchase 425 shares of common
                                stock in Khanty Mansiysk Oil Corporation,
                                subject to the terms of the applicable option
                                agreement pursuant to which each such option was
                                granted.

    --------------------------------------------------------------------------------------
    Konovalov, Valery           Option to purchase 885 shares of common
                                stock in Khanty Mansiysk Oil Corporation,
                                subject to the terms of the applicable option
                                agreement pursuant to which each such option was
                                granted.

    --------------------------------------------------------------------------------------
    Kuzmin, Anatoly             Option to purchase 750 shares of common
                                stock in Khanty Mansiysk Oil Corporation,
                                subject to the terms of the applicable option
                                agreement pursuant to which each such option was
                                granted.

    --------------------------------------------------------------------------------------
    Lukomskiy, Anatoliy         10 shares of common stock in Khanty
                                Mansiysk Oil Corporation subject to the terms of
                                the agreement pursuant to which such shares were
                                transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------
    Markov, Rinat               20 shares of common stock in Khanty
                                Mansiysk Oil Corporation subject to the terms of
                                the agreement pursuant to which such shares were
                                transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------
    Pankov, Alexander           Option to purchase 1,991 shares of
                                common stock in Khanty Mansiysk Oil Corporation,
                                subject to the terms of the applicable option
                                agreement pursuant to which each such option was
                                granted.

    --------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------
    Savchik, Elena              Option to purchase 250 shares of common
                                stock in Khanty Mansiysk Oil Corporation,
                                subject to the terms of the applicable option
                                agreement pursuant to which each such option was
                                granted.

                                6 shares of common stock in Khanty Mansiysk Oil
                                Corporation subject to the terms of the
                                agreement pursuant to which such shares were transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------
    Shevchenko, Elena           Option to purchase 1,528 shares of common
                                stock in Khanty Mansiysk Oil Corporation,
                                subject to the terms of the applicable option
                                agreement pursuant to which each such option was
                                granted.

                                20 shares of common stock in Khanty Mansiysk Oil
                                Corporation subject to the terms of the
                                agreement pursuant to which such shares were transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------
    Tnalin, Alibek              Option to purchase 250 shares of common
                                stock in Khanty Mansiysk Oil Corporation,
                                subject to the terms of the applicable option
                                agreement pursuant to which each such option was
                                granted.

                                62 shares of common stock in Khanty Mansiysk Oil
                                Corporation subject to the terms of the
                                agreement pursuant to which such shares were transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------
    Tomilov, Alexander          Option to purchase 350 shares of
                                common stock in Khanty Mansiysk Oil Corporation,
                                subject to the terms of the applicable option
                                agreement pursuant to which each such option was
                                granted.

    --------------------------------------------------------------------------------------
    Varaksin, Viktor            7 shares of common stock in Khanty
                                Mansiysk Oil Corporation subject to the terms of
                                the agreement pursuant to which such shares were
                                transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------
    Yakovlev, Sergey            Option to purchase 95 shares of common
                                stock in Khanty Mansiysk Oil Corporation,
                                subject to the terms of the applicable option
                                agreement pursuant to which each such option was
                                granted.

                                5 shares of common stock in Khanty Mansiysk Oil
                                Corporation subject to the terms of the
                                agreement pursuant to which such shares were transferred to or acquired by the Trust.

    --------------------------------------------------------------------------------------